                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2001
                                                           -------------

                       Chase Mortgage Finance Corporation
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                 (Exact name of registrant specified in Charter)



         Delaware                     333-76801                   52-1495132
-------------------------         -----------------          -------------------
      (State or other                (Commission               (IRS Employer
       jurisdiction of               File Number)            Identification No.)
       incorporation)



                  343 Thornall Street
                      Edison, NJ                                     08837
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         (Address of principal executive offices)                   Zip Code



           Registrant's telephone, including area code: (732) 205-0600


                                 Not Applicable
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         (Former name and former address, if changed since last report)

ITEM 5.  Other Events
         ------------

         Filing of Collateral Term Sheets
         --------------------------------

         Attached as Exhibit 99.1 are Collateral Term Sheets prepared by Chase Mortgage Finance Corporation in connection with the offering of Chase Mortgage Finance Corporation Multi-Class Mortgage Pass-Through Certificates, Series 2001-S2.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

(99.1)                                      Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHASE MORTGAGE FINANCE CORPORATION



Date: May 16, 2001                          By:  /s/ Bruce J. Friedman
                                                --------------------------------
                                                Name:  Bruce J. Friedman
                                                Title: Vice President

                                INDEX TO EXHIBITS






Exhibit No.                Description
-----------                -----------

(99.1)                     Collateral Term Sheets